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                                                                    Exhibit 23.2




                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 22, 2002, with respect to the consolidated financial statements of Racing Champions Worldwide Limited in the Registration Statement (Form S-3) and related prospectus of Racing Champions Corporation for the registration of 5,175,000 shares of its common stock.


ERNST & YOUNG LLP
Exeter, England
February 22, 2002